SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ADAGE, INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                                  ADAGE, INC.
   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to
    Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- - --------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- - --------------------------------------------------------------------------------
(5) Total fee paid:
- - --------------------------------------------------------------------------------
/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
- - --------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
- - --------------------------------------------------------------------------------
(3) Filing Party:
- - --------------------------------------------------------------------------------
(4) Date Filed:
- - --------------------------------------------------------------------------------

                                  ADAGE, INC.

                              625 WILLOWBROOK LANE
                             WEST CHESTER, PA 19382

           ---------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
           ---------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Adage, Inc. will be held at The Holiday Inn West Chester (formerly The West Chester
Inn), Route 202, West Chester, Pennsylvania on Wednesday June 14, 1995 at 9:00 A.M. for the following purposes:

          1. To elect seven (7) directors.

          2. To transact such other business as may properly come before the meeting.

     Only holders of Common Stock of record at the close of business on May 4, 1995 are entitled to notice of and to vote at said meeting and any adjournments thereof.

                                          By Order of the Board of Directors,

                                          Robert T. Holland
                                            Secretary

West Chester, PA
May 17, 1995

     IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                  ADAGE, INC.

                              625 WILLOWBROOK LANE
                             WEST CHESTER, PA 19382

                         ------------------------------

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 14, 1995
                         ------------------------------

     The accompanying proxy is being solicited by the management of Adage, Inc., a Pennsylvania corporation (the 'Company'), for use at the Annual Meeting of Shareholders to be held at The Holiday Inn West Chester (formerly The West Chester Inn), Route 202, West Chester, Pennsylvania at 9:00 a.m. on Wednesday, June 14, 1995. Each shareholder giving such a proxy has the power to revoke the same, by any method which notifies the Company that the proxy is being revoked, at any time before it is voted. All expenses in connection with the solicitation will be borne by the Company.

     This Proxy Statement and the accompanying form of proxy are being first mailed or given to the holders of the Company's Common Stock on or about May 17, 1995.

                               VOTING SECURITIES

     The Company, at the close of business on May 4, 1995, the record date for determination of shareholders entitled to vote at the meeting, had outstanding 5,098,555 shares of Common Stock of the par value of $.60 each (the 'Common Stock'). Each share of Common Stock outstanding on such date is entitled to one vote.

                       NOMINEES FOR ELECTION AS DIRECTORS

     The accompanying proxy will be voted in favor of the election as directors of the persons named below, to serve subject to the provisions of the By-Laws, until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. If any of such nominees does not remain a candidate at the time of the forthcoming meeting (a situation which the management does not now anticipate), proxies solicited hereunder will be voted in favor of those nominees who do remain as candidates and for such other persons as shall be designated by the Board of Directors to replace such nominees. Directors shall be elected by a majority of the votes present, in person or by proxy, and each share has the right to one vote. Directors need not be elected by a majority of all votes eligible to be cast, but by a majority of those present after a quorum has been established. Approval of amendments to the Company's stock option plan shall be determined in the same manner.

     The following table sets forth the information concerning the ownership of the Company's securities by nominees for directors and management of the Company. The table also sets forth the only persons who, to the Company's knowledge, are the beneficial owners of more than 5% of the outstanding voting securities of the Company.

                                                                                                 SHARES OF COMMON
                                                                                                       STOCK
                                                                                                   BENEFICIALLY
                                            PRINCIPAL OCCUPATION                                    OWNED AS OF
           NAME                 AGE        DURING PAST FIVE YEARS          DIRECTORSHIPS           MARCH 5, 1995
- - --------------------------      ---      --------------------------  --------------------------  -----------------
Donald F.U. Goebert              58      Chairman of the Board of    Progress Financial               1,700,945(1)(3)
  625 Willowbrook Lane                   Directors of Adage          Corporation, Investors                31.8%*
  West Chester, PA 19382                 (formerly GBIC) since       Insurance Group, Inc.
                                         March 1968; President of
                                         GBIC from March 1968 to
                                         October 1988 and President
                                         of Adage since April,
                                         1993.

Buck Scott                       65      Vice President of                                               11,167(2)
*** **                                   Electrical Energy                                                 0.21%*
                                         Enterprises, Inc.; 1994 to
                                         January 1995. President of
                                         Electrical Energy
                                         Enterprises, Inc. from
                                         1990 to 1993; Director of
                                         Adage (formerly GBIC) from
                                         1980 to Present.

Robert L. MacDonald              66      Retired -- Director of                                           4,167(2)
*** **                                   Financial Aid Wharton                                             0.08%*
                                         Graduate Division and
                                         Lecturer in Management,
                                         Wharton School, University
                                         of Pennsylvania 1953 to
                                         1993. Director of Adage,
                                         Inc. since 1991.

Ralph R. Whitney, Jr.            60      Principal of Hammond        IFR Systems, Inc., Excel            46,187(2)
*** **                                   Kennedy Whitney & Co.,      Industries, Inc., Baldwin             0.86%*
                                         Inc., a private investment  Technology Corporation,
                                         banking firm with offices   Keene Corporation, and
                                         at 230 Park Avenue, New     Selas Corporation of
                                         York, New York. Director    America.
                                         of Adage, Inc. since
                                         January 1992.

Robert T. Holland                46      Vice President, Secretary                                      132,087(1)(3)
                                         and Chief Financial                                                2.5%*
                                         Officer of Adage, Inc.
                                         (formerly GBIC) since July
                                         1989. Director of Adage,
                                         Inc. since January 1992.

James C. Gale                    44      Managing Director of        Prins Recycling                      4,167(2)
*** **                                   Gruntal & Co., Inc.         Corporation, Latshaw                  0.08%
                                         from 1989 to present.       Enterprises, Inc.
                                         Managing Director of
                                         Maiden Lane Associates,
                                         Inc., New York, NY 1989 to
                                         1992.

                                                                                                 SHARES OF COMMON
                                                                                                       STOCK
                                                                                                   BENEFICIALLY
                                            PRINCIPAL OCCUPATION                                    OWNED AS OF
           NAME                 AGE        DURING PAST FIVE YEARS          DIRECTORSHIPS           MARCH 5, 1995
- - --------------------------      ---      --------------------------  --------------------------  -----------------
Joel A. Schleicher               42      Self employed since         Nextel Communications,               4,166(2)
*** **                                   January, 1995; Chief        Inc.                                  0.08%
                                         Operating Officer of
                                         Nextel Communications,
                                         Inc. from October, 1989
                                         until January, 1995.

- - ------------------

***        Member of Compensation Committee.
**         Member of Audit Committee.
(1)        Includes incentive stock options as disclosed under the Stock Option section of this proxy statement.
(2)        Includes 4,166 director stock options.
(3)        Includes 21,866 shares held in a custodian account for the Adage Employee Stock Purchase Program.
(4)        As stated in Form 4 dated February 8, 1995 filed by Mr. Goebert, he is the direct owner of 1,232,326 shares and has beneficial ownership through Chester County Fund, Inc. of 85,942 shares, Investors Insurance Group,
           Inc., of 188,971 shares, Donald Goebert Partnership of 60,000 shares and Trusts for his minor children of
           11,840 shares.
*          The class of Common Stock consists of 5,098,555 shares issued and outstanding plus 258,379 shares which may be acquired through exercise of options.

DIRECTORS' COMPENSATION

     As described below, options granted under the Corporation's 1988 Non-Employee Director Stock Option Plan are in addition to non-employee directors' fees. Directors' compensation consists of a $6,000 annual retainer plus $1,000 per meeting.

     Additionally, non-employee directors are paid $500 for each committee meeting which is held on a day other than the regular director's meeting.

ADAGE DIRECTOR PLAN

     The Adage Director Plan was adopted by the Board of Directors on April 7, 1988, and approved by Adage's shareholders on July 28, 1988. A total of 33,333 shares of Adage Common Stock (subject to adjustment in certain events) may be issued under the Adage Director Plan. The Adage Director Plan is administered by the Board of Directors. Options are granted pursuant to the Adage Director Plan only to non-employee members of the Board of Directors who are not officers of Adage. As of April 6, 1995, options for an aggregate of 20,832 shares with an exercise price of $4.75 to $7.875 per share are outstanding. During the period January 1, 1992 to December 31, 1994 no directors options were exercised.

                             PRINCIPAL STOCKHOLDERS

     Beneficial owners of more than 5% of the outstanding voting securities of The Company who are not nominees for directors or management of the Company:

                                      NONE

MEETINGS OF THE BOARD OF DIRECTORS AND STANDING COMMITTEES

     During 1994 the Board of Directors held six meetings. In addition, certain members of the Board are members of Standing Committees (see 'Nominees for Election as Directors').

Audit Committee......................................  During 1994 there was one meeting of the Audit
                                                       Committee.

Compensation Committee...............................  During 1994 there were two meetings of the
                                                       Compensation Committee.

     The Company does not have an Executive or Nominating Committee.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT

     The Corporation's compensation program for officers, which is administered by the Compensation Committee of the Board of Directors, is designed to align officer compensation with the Corporation's business objectives and performance. The Compensation Committee consists of five outside directors, Robert MacDonald, Buck Scott, James Gale, Joel Schleicher, and Ralph Whitney, Chairman, none of whom has ever been an employee of the Corporation or any of its subsidiaries.

     The Corporation's officer compensation is comprised of base salary, potential annual cash incentive compensation and long-term incentive compensation in the form of stock options. Officers are also covered under medical, life insurance, non-contributory 401K and other plans generally available to employees of the Corporation or the business units managed by the officer.

     Through the use of data on comparable companies and its evaluation of officer performance, against goals, the Compensation Committee's objective is to recommend to the Board of Directors the setting of total base salary and potential incentive compensation for Mr. Donald Goebert, Chairman and President; Mr. Robert Holland, Vice President and Secretary; and other officers, at levels designed to achieve the Corporation's objective of attracting, retaining, motivating, and rewarding talented executives. In recent years, a substantial portion of the officers' total potential compensation has been in the form of salaries and stock options. This is based on the Committee's philosophy that a significant portion of the compensation of senior executives should be leveraged to be dependent upon the degree of the Corporation's financial success in a particular year, and its stock price. It is the continuing philosophy of the Compensation Committee to include corporate goals, stock price, and financial results measured by return on shareholder equity as determinants of total executive compensation. Incentive compensation of other subsidiary officers may be based on other factors, including performance of their business units.

     The Corporation's stock option plan is its long-term incentive plan for officers and key employees. The stock option plan is designed further to align the interests of the Corporation's executives and its shareholders by creating a direct link between long-term executive compensation and long-term increases in shareholder values. Since all options are granted at fair market value at the time of the grant, there is no built-in profit and, thus, the value of the option is tied solely to increases in value of the Corporation's Common Shares. Stock options are granted to the Corporation's officers from time to time as deemed appropriate by the Committee based on various factors, but heavily influenced by the executive's ability to influence the Corporation's long-term growth and profitability.

     The Compensation Committee periodically reviews the base compensation of the Corporation's officers. The Compensation Committee continued Mr. Goebert's and Mr. Holland's salaries at the 1993 rate for 1994. In March 1994 the Compensation Committee granted 100,000 options to Mr. Goebert and 50,000 options to Mr. Holland each at $4.625 per share.

PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total return on the Common Stock to the total returns on the NASDAQ Stock Index (U.S) and the NASDAQ non-financial stocks index (the 'Composite Group Index').

             CUMULATIVE TOTAL SHAREHOLDER RETURN COMPARISON

                      [ STOCK PERFORMANCE GRAPH ]

               1989    1990     1991      1992      1993      1994
               ----    ----     ----      ----      ----      ----
NASDAQ MKT     100     84.9     136.3     158.6     180.9     176.92
COMPOSITE      100     88       141.7     154.9     177.6     170.3
ADAGE, INC.    100     63.2      80.7      71.9      80.7      68.4

     In each case, a $100 investment made on January 1, 1990 and reinvestment of all dividends are assumed. Returns are at December 31 of each year.

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation incurred during each of the past three years to the Company's Executive Officers.

                                                                               ANNUAL COMPENSATION
                                                                        ---------------------------------
    NAME AND PRINCIPAL POSITION                                           YEAR       SALARY       BONUS
    ---------------------------                                         ---------  -----------  ---------
Donald F.U. Goebert...................................................       1994  $   150,000         --
  President                                                                  1993  $   150,000         --

Robert T. Holland.....................................................       1994  $   192,600         --
  Vice President & Secretary                                                 1993  $   192,600         --
                                                                             1992  $   192,600  $  20,000

Ernest C. Guerri......................................................       1994  $   160,385         --
  Former Chairman of RELM Communications, Inc.

     Other compensation is not included in the summary compensation table because it does not equal the lesser of $50,000 or 10% individually or in the aggregate of the annual salary and bonus reported for the executive officers.

                                                               NUMBER OF UNEXERCISED           VALUE OF UNEXERCISED
                                                                  OPTIONS HELD AT              IN THE MONEY OPTIONS
                                                               DECEMBER 31, 1994(1)            AT DECEMBER 31, 1994
                                                             -------------------------  ----------------------------------
                                                             EXERCISABLE  UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
                                                             -----------  ------------  ---------------  -----------------
Donald F.U. Goebert........................................          --       100,000            -0-               -0-

Robert T. Holland..........................................      37,500        62,500            -0-               -0-

- - ------------------
(1) The options held by Mr. Holland expired in 1995 (25,000) and 1997 (25,000) and 1999 (50,000). The options held by Mr. Goebert expire in 1999.

                   EXECUTIVE AND OTHER EMPLOYEE BENEFIT PLANS

STOCK OPTIONS

     The Adage 1988 Stock Plan was adopted by Adage's Board of Directors on January 28, 1988 and approved by Adage's shareholders on July 28, 1988. A total of 500,000 shares of Adage Common Stock (subject to adjustment in certain events) may be issued under the Adage 1988 Stock Plan pursuant to the exercise of options or in connection with awards of authorizations to make direct purchases of Adage Common Stock. The shareholders approved an increase in the number of shares authorized to be issued under the 1988 Stock Plan from 250,000 to 500,000 at the 1994 annual meeting.

     There have been 37,500 shares of Adage common stock issued pursuant to the exercise of options granted under the 1988 Stock Plan.

     The following table sets forth, as to each of Adage's executive officers whose aggregate cash compensation exceeded $60,000, as to all current executive officers as a group and as to all employees as a group (i) the number of shares of Adage Common Stock subject to options granted pursuant to the 1988 Stock Plan from January 1, 1992 to December 31, 1994, (ii) the average per share options granted from January 1, 1992 to December 31, 1994 the average per share option exercise price thereof, (iii) the number of shares of Adage Common Stock purchased upon the exercise of options during that period, (iv) the net value realized upon such exercise, and (v) the number of shares of Adage Common Stock subject to options at April 1, 1995. Except as described above for the Adage Director Plan, no directors who were not also employees of Adage were granted or exercised any stock options during the period. None of the options are subject to stock appreciation or other tandem rights.

                                              OPTIONS GRANTED FROM JANUARY
                                              1, 1992 THROUGH DECEMBER 31,
                                                          1994              OPTIONS EXERCISED FROM JANUARY 1, 1992
                                              ----------------------------        THROUGH DECEMBER 31, 1994
                                                               AVERAGE      --------------------------------------     OPTIONS
                                               NUMBER OF   EXERCISE PRICE     NUMBER OF    NET VALUE REALIZED UPON   OUTSTANDING
                                                SHARES        PER SHARE        SHARES      EXERCISE OF OPTIONS(1)   APRIL 1, 1995
                                              -----------  ---------------  -------------  -----------------------  -------------
Donald F.U. Goebert.........................     100,000      $   4.625               0           $       0             100,000
Robert T. Holland...........................      75,000      $   4.833               0           $       0              75,000
All current executive officers as a group (2
  persons)..................................     175,000      $   4.714               0           $       0             175,000
All employees as a group (other than current
  executive officers).......................      42,547      $   4.122               0           $       0              62,547

- - ------------------
(1) The net value realized upon exercise of options is the difference between the market value of the shares received and the exercise price thereof.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     Representatives of MacDade, Abbott & Co., the Company's independent certified public accountants, are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and such representatives are expected to be available to respond to appropriate questions.

                       PROPOSALS FOR 1995 ANNUAL MEETING

     Shareholder proposals for the 1995 Annual Meeting must be received at the principal executive offices of the Company, 625 Willowbrook Lane, West Chester, PA 19382, no later than December 31, 1995, for inclusion in the 1996 Proxy Statement and form of Proxy.

                                 OTHER MATTERS

     It is not intended that any matters except as mentioned above will be brought before the meeting, and the management is not aware of any matters proposed to be presented at the meeting by any other person. However, if any other business should properly come before the meeting, it is intended that the accompanying proxy may be voted on such other matters in accordance with the best judgment of the person or persons voting such proxy.

     A copy of the annual report outlining the Company's operations during the year ended December 31, 1994 accompanies this Proxy Statement.

     The company will provide to each person who requests it a copy of the Company's Form 10-K for the fiscal year ended December 31, 1994 as filed with the Securities and Exchange Commission. Any such request should be in writing and addressed to the Company at 625 Willowbrook Lane, West Chester, PA 19382, attention: Elizabeth Soldwisch or by calling (610) 430-3900.

                                          For the Board of Directors,
                                          Donald F. U. Goebert
                                            President and Chairman

West Chester, PA
May 17, 1995

                                     PROXY
                                  ADAGE, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Donald F.U. Goebert and Robert T. Holland, and each of them, proxies, with power of substitution, to vote all the shares of common stock of Adage, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Adage, Inc., to be held on Wednesday, June 14, 1995, at 9:00 A.M. at The Holiday Inn West Chester (formerly the West Chester
Inn), Rt. 202, West Chester, PA, and any adjournment thereof, upon matters set forth in the Notice of the Annual Meeting of Shareholders and Proxy Statement Prospectus dated May 17, 1995, a copy of which has been received by the undersigned.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark your
    votes as in this
    example.
                                                           FOR     WITHHELD
1.  To elect all 7 directors (or if any nominee is         [ ]       [ ]
    not available for election, such substitute as the Board of Directors may designate).

For, all nominees except as noted above
___________________________________________________________________________

Nominees:  Donald F.U. Goebert
           Robert L. MacDonald
           Buck Scott
           Ralph R. Whitney, Jr.
           Robert T. Holland
           James C. Gale
           Joel A. Schleicher


2.  To transact such other business as may properly come before the meeting.


THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL IN ITEM 1, AND IN THE JUDGEMENT OF THE HOLDER OF THIS PROXY FOR ALL OTHER MATTERS.


MARK HERE    [  ]
FOR ADDRESS
CHANGE AND
NOTE AT LEFT


SIGNATURE _______________ DATE _____ SIGNATURE _______________ DATE _____
                                               IF HELD JOINTLY

Note: (If signing as attorney, executor, administrator trustee or guardian, please give your full title as such. If stock is held jointly, each one should sign.)